UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2023 (August 29, 2023)
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset,	New Jersey	08873
(Address of registrant's principal executive office)		(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 29, 2023, Catalent, Inc. (the “Company”) issued an earnings release setting forth the Company’s preliminary fourth quarter and fiscal year ended June 30, 2023 financial results, which was furnished on a Form 8-K filed on that date (the “Original Q42023 8-K”). In addition, on November 15, 2023, the Company issued an earnings release setting forth the Company’s preliminary first quarter ended September 30, 2023 financial results, which was furnished on a Form 8-K filed on that date (the “Original Q12024 8-K”, and together with the Original Q42023 8-K, the “Original 8-Ks”). This Form 8-K/A is filed to provide certain updates to the information reported in the Original 8-Ks.

Item 2.02    Results of Operation and Financial Condition.

On August 29, 2023, the Company issued an earnings release setting forth the Company’s preliminary fourth quarter and fiscal year ended June 30, 2023 financial results. Subsequent to that date, in connection with the finalization of the audited financial statements for the fiscal year ended June 30, 2023, the Company made certain revisions to the fourth quarter and fiscal year ended June 30, 2023 financial results. The revisions relate to various changes identified as the Company completed its closing procedures and include the following impacts on the Company’s results compared to those reported in the Company’s preliminary fiscal year 2023 and preliminary fourth quarter results.

For Fiscal Year 2023:
•Adjusted EBITDA decreased by $17 million as reported, from $714 million to $697 million, primarily driven by (i) a non-cash fixed asset write-off of $7 million, (ii) a reversal of net revenue benefiting future years of $8 million, and (iii) all other net adjustments of $2 million
•Net loss per diluted share increased from $(1.29) to $(1.42)
•Adjusted Net Income (ANI) per diluted share decreased from $1.00 to $0.92

For the Fourth Quarter of Fiscal Year 2023:
•Adjusted EBITDA decreased by $17 million as reported, from $139 million to $122 million
•Net loss per diluted share increased from $(0.48) to $(0.59)
•Adjusted Net Income (ANI) per diluted share decreased from $0.09 to $0.02

All revisions are reflected in the updated financial tables attached as Exhibit 99.1 and incorporated by reference herein. The revisions are also reflected in the consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which was filed on the date hereof.

In addition, on November 15, 2023, the Company issued an earnings release setting forth the Company’s preliminary first quarter ended September 30, 2023 financial results. Subsequent to that date, in connection with the finalization of the financial statements for the fiscal quarter ended September 30, 2023, the Company made certain revisions to the first quarter ended September 30, 2023 financial results. The revisions primarily relate to a non-cash tax charge related to the recognition of a partial valuation allowance on certain deferred tax assets, an adjustment to the non-cash goodwill impairments of $689 million (preliminarily reported at $700 million), which relates primarily to acquisitions in the Company’s Consumer Health and BioModalities reporting units in its Pharma and Consumer Health and Biologics segments, respectively, and certain other revisions identified as the Company completed its closing procedures on December 8, 2023. The Company does not expect any future cash expenditures related to the non-cash goodwill impairments. The aforementioned revisions include the following impacts on the Company’s results compared to those reported in the Company’s preliminary first quarter of fiscal 2024 results.

For the First Quarter of Fiscal Year 2024:
•Adjusted EBITDA decreased by $3 million, from $115 million to $112 million, primarily driven by an inventory valuation adjustment of $3 million
•Revenue was unchanged

•Reported net loss increased by $(44) million, from $(715) million to $(759) million, primarily driven by a $53 million tax valuation allowance, partially offset by an $11 million reduction in goodwill impairments to $689 million (preliminarily reported at $700 million)
•Net loss per diluted share increased from $(3.94) to $(4.19)
•Adjusted Net Loss per diluted share increased from $(0.10) to $(0.13)

All revisions are reflected in the updated financial tables attached as Exhibit 99.2 and incorporated by reference herein. The revisions are also reflected in the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, which was filed on the date hereof.

All revisions to the Company's fiscal 2023 results and first quarter fiscal 2024 results have no impact on the Company's 2024 guidance issued on August 29, 2023, and reaffirmed on November 15, 2023.

This Form 8-K/A contains certain non-GAAP financial measures, including EBITDA from Operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share and adjusted earnings per share. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP measures are included in the updated financial tables attached as Exhibits 99.1 and 99.2. This Form 8-K/A may contain certain forward looking statements. For a more detailed discussion, see the information under the caption “Forward Looking Statements” in Exhibits 99.1 and 99.2.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 and the information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06    Material Impairments.

The information required by this Item 2.06 is included under Item 2.02 of this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
d.    Exhibits. The following exhibits are filed (or, in the case of Exhibit 99.1 and Exhibit 99.2, furnished) as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
99.1	Financial Tables Reflecting Revisions to Previously Reported Fourth Quarter and Fiscal Year Ended June 30, 2023 Financial Results
99.2	Financial Tables Reflecting Revisions to Previously Reported First Quarter Ended September 30, 2023 Financial Results
104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ JOSEPH FERRARO
Joseph A. Ferraro
Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

Date: December 8, 2023
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